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                                                                   Exhibit 10.20


                                 AMENDMENT NO. 1
                                       TO
                             TECHNOLOGY SHARING AND
                                LICENSE AGREEMENT

         Amendment No. 1, dated as of May 28, 1999, between BOL.Global, Inc., a Delaware corporation having an office located at 1540 Broadway, New York, New York 10036 ("Licensor"), and barnesandnoble.com llc, a Delaware limited liability company having an office located at 76 Ninth Avenue, 11th Floor, New York, New York 10011 ("Licensee"), amending that certain Technology Sharing and License Agreement dated as of October 31, 1998, by and between Licensor and the Licensee (the "Original Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

                  WHEREAS, Licensor and Licensee, having previously entered into the Original Agreement, wish to amend the Original Agreement as set forth herein.

                  NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendments to Original Agreement.

                           (a) The definition of "LLC Agreement" set forth in
Section I of the Original Agreement is hereby amended by adding the phrase ", as the same may be amended, modified or supplemented from time to time" immediately following the words "BN Holding".

                           (b) The phrase "having a Membership Interest of ten
percent (10%) or more" in Section VI of the Original Agreement is hereby deleted and replaced in its entirety by the phrase "owning ten percent (10%) or more of the then outstanding Membership Units".

                  2. Original Agreement in Full Force and Effect. Except as herein expressly amended, all of the provisions of the Original Agreement remain unchanged and in full force and effect.

                  3. References in Original Agreement. From and after the date hereof, all references in the Original Agreement to "this Agreement," "hereof," "herein," or similar terms, shall mean and refer to the Original Agreement as amended by this Amendment.

                  4. Governing Law. This Amendment shall be construed and interpreted according to the laws of the State of New York, without regard to the conflicts of law rules thereof.

                  5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.
                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

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                                 BOL.GLOBAL, INC., as Licensor


                                 By: /s/ Ulrich Koch
                                    --------------------------------
                                    Name: Dr. Ulrich Koch
                                    Title: Executive Vice President

                                 barnesandnoble.com llc, as Licensee


                                 By: /s/ Jonathan Bulkeley
                                    -----------------------
                                    Name: Jonathan Bulkeley
                                    Title: CEO

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